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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   FEBRUARY 13, 2004
                                                  ---------------------


                            THE J. M. SMUCKER COMPANY
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)



            OHIO                          1-5111                34-0538550
----------------------------            -----------         ------------------
(State or Other Jurisdiction            (Commission            (IRS Employer
      of Incorporation)                 File Number)        Identification No.)

       ONE STRAWBERRY LANE
           ORRVILLE, OHIO                                      44667-0280
----------------------------------------                       ----------
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:  (330) 682-3000
                                                    -------------------


                                       N/A
                      ------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

          Exhibit             Exhibit
          Number             Description
          ------             -----------

          99.1               Press Release, dated February 13, 2004



ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On February 13, 2004, The J. M. Smucker Company (the "Company") issued a press release announcing the financial results of the third quarter and nine month results of fiscal 2004. A copy of the press release is filed herewith as
Exhibit 99.1 and is incorporated herein by reference.

         The information in this Form 8-K, including the exhibit attached hereto, is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            THE J. M. SMUCKER COMPANY

                            By:     /s/ Richard K. Smucker
                                  --------------------------------------
                                   Richard K. Smucker
                                   President, Co-Chief Executive Officer,
                                   and Chief Financial Officer


Date:  February 13, 2004


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                                  EXHIBIT INDEX
                                  -------------

           Exhibit             Exhibit
           Number              Description
           ------              -----------

            99.1               Press Release, dated February 13, 2004